EXHIBIT 3 (I)


                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                        FILED 9:00 AM 05/31/2000
                                                           001275413 - 3237078


                                State of Delaware
                          Certificate of Incorporation
                          RealDarts International, Inc.

FIRST:         The name of this Delaware corporation is: RealDarts
               International. Inc.

SECOND:        The name and address of the Corporation's Registered Agent is:
               Corporate Creations Enterprises. Inc.
               2530 Channin Drive
               Wilmington DE 19810 New Castle County

THIRD: The purpose of the Corporation is to conduct or promote any lawful business or purposes.

FOURTH: The Corporation shall have the authority to issue 50,000,000 shares of common stock, par value $.001 per share.

FIFTH: The directors shall be protected from personal liability to the fullest extent permitted by law.

SIXTH:         The name and address of the incorporator is:
               Corporate Creations International Inc.
               941 Fourth Street #200
               Miami Beach FL 33139

SEVENTH:       This Certificate of Incorporation shall become effective on May
               31, 2000.


         /s/ Andreas M. Kelly
-------------------------------------
CORPORATE CREATIONS INTERNATIONAL INC.
Andreas M. Kelly Vice President

                  STATE OF DELAWARE
                 SECRETARY OF STATE
              DIVISION OF CORPORATIONS
              FILED 11:20 AM 08/04/2000
                 001394938 - 3237078


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

FIRST: The Board of Directors of RealDarts International, Inc. adopted the following resolution setting forth a proposed amendment of this corporation's Certificate of Incorporation:

RESOLVED, that the text of the Article numbered 1 of the Certificate of Incorporation of the corporation shall be deleted and replace with the following:

The Name of this Delaware corporation is Optima 2000, Inc.

SECOND: Pursuant to the resolution of the Board of Directors, the stockholders of this corporation voted in favor of the amendment at a special meeting of stockholders at which the necessary number of shares required by statute voted in favor of the amendment.

THIRD: The amendment set forth in the Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 if the Delaware General Corporation Law.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed by the undersigned authorized officer of this corporation on the date shown below.

RealDarts International, Inc.

By:      /s/ J. Paul Hines
Name:    J. Paul Hines
Title:   President
Date:    August 3, 2000

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                        FILED 4:00 PM 08/29/2000
                                                           001438146 - 3237078


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

FIRST: The Board of Directors of Optima 2000 Inc. adopted the following resolution setting forth a proposed amendment of this corporation's Certificate of Incorporation:

RESOLVED, that the text of the Article numbered 1 of the Certificate of Incorporation of the corporation shall be deleted and replace with the following:

The Name of this Delaware corporation is Optima International, Inc.

SECOND: Pursuant to the resolution of the Board of Directors, the stockholders of this corporation voted in favor of the amendment at a special meeting of stockholders at which the necessary number of shares required by statute voted in favor of the amendment.

THIRD: The amendment set forth in the Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 if the Delaware General Corporation Law.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed by the undersigned authorized officer of this corporation on the date shown below.

Optima 2000, Inc.

By:      /s/ J. Paul Hines
Name:    J. Paul Hines
Title:   President
Date:    August 28, 2000

                  STATE OF DELAWARE
                 SECRETARY OF STATE
              DIVISION OF CORPORATIONS
              FILED 1:00 PM 09/27/2000
                 001488143 - 3237078


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

FIRST: The Board of Directors of Optima International, Inc. adopted the following resolution setting forth a proposed amendment of this corporation's Certificate of Incorporation:

RESOLVED, that the text of the Article numbered 1 of the Certificate of Incorporation of the corporation shall be deleted and replace with the following:

The Name of this Delaware corporation is Optima Global Corporation

SECOND: Pursuant to the resolution of the Board of Directors, the stockholders of this corporation voted in favor of the amendment at a special meeting of stockholders at which the necessary number of shares required by statute voted in favor of the amendment.

THIRD: The amendment set forth in the Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 if the Delaware General Corporation Law.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed by the undersigned authorized officer of this corporation on the date shown below.

Optima International, Inc.

By:      /s/ J. Paul Hines
Name:    J. Paul Hines
Title:   President
Date:    August 28, 2000

PLAN OF MERGER

The following plan of merger, which was adopted and approved by each party to the merger in accordance with Section 607.1107 is being submitted.

1. The merging corporation's names and Jurisdictions are listed below:

NAME:             Optima Global Corporation
JURISDICTION:     Florida

2. The surviving corporation's names and Jurisdictions are listed below:

NAME:             Optima Global Corporation
JURISDICTION:     Delaware

3. The terms and conditions of the merger are as follows:

Each merging corporation shall be merged into the surviving corporation, and the effect of such merger shall be as stated in Section 607.1107, Florida Statutes. The merging corporation shall be merged with and into the surviving corporation, the separate and corporate existence of the merging corporation shall cease, and the surviving corporation shall continue its corporate existence under the laws of its state of incorporation under its present name. The surviving corporation shall possess and retain every interest of the merging corporation in all assets of every description wherever located. All rights, privileges, immunities, powers, and authority of the merging corporation shall be vested in the surviving corporation without further act or deed. The title/interest in all real estate vested in the merging corporation shall become vested in the surviving corporation without further act or deed, and such title/interest shall not in any way be impaired by reason of the merger. All obligations belonging to or due to the merging corporation shall be vested in the surviving corporation without further act or deed. The surviving corporation shall be liable for all of the obligations of the merging corporation existing effective as of the date of the Articles of Merger are filed with the Florida Department of State. By virtue of the merger and without any further action by the parties or otherwise
(a) all outstanding shares and options to acquire shares of the merging corporation shall be cancelled without payment of any consideration and without any conversion and (b) all outstanding shares and options to acquire shares of the surviving corporation shall remain outstanding.


Corporate Creations International Inc.
941 Fourth Street #200
Miami Beach, FL 33139
(305) 672-0686

                                                      Copyright (C) 1993-2000 CC

H01000014038

ARTICLES OF MERGER

The following articles of merger are being submitted in accordance with Section
607.1107 Florida Statutes.

ARTICLE 1

The merging entity's name, principal office street address, jurisdiction, and entity type are listed below:

Name and Street Address:
Optima Global Corporation
205 Worth Avenue Suite 201
Worth Avenue Building
Palm Beach, FL 33480

Jurisdiction:     Florida
Entity Type:      Corporation
Florida Document Number:   P96000028004

ARTICLE 2

The surviving entity's name, principal office street address, jurisdiction, and entity type are listed below:

Name and Street Address:
Optima Global Corporation
205 Worth Avenue Suite 201                              STAMPED
Worth Avenue Building
Palm Beach, FL 33480                                    FILED

Jurisdiction:     Delaware                              01FEB-5 PM 3:23
Entity Type:      Corporation
                                                        SECRETARY OF STATE
                                                        TALLAHASSEE, FLORIDA


Corporate Creations International Inc.
941 Fourth Street #200
Miami Beach, FL 33139
(305) 672-0686

                                                      Copyright (C) 1993-2000 CC

H01000014038


ARTICLE 3

The attached Plan of Merger meets the requirements of Section 607.1101, Florida Statutes, and was approved by the shareholders of the merging domestic corporation on in accordance with Chapter 607, Florida Statutes.

ARTICLE 4

The attached Plan of Merger was approved by the shareholders of the surviving corporation on in accordance with applicable law.

ARTICLE 5

The surviving corporation hereby appoints the Florida Secretary of State as its agent for substitute service of process pursuant to Chapter 48, Florida Statutes, in any proceeding to enforce any obligation or rights of any dissenting shareholders of each domestic corporation that is a party to the merger.

ARTICLE 6

The surviving corporation agrees to pay the dissenting shareholders of each domestic corporation that is a party to the merger the amount, if any, to which they are entitled under Section 607.1302, Florida Statutes.

ARTICLE 7

The merger is permitted under the laws and governing documents applicable to each party to the merger.

ARTICLE 8

The merger shall become effective as of the date these Articles of Merger are filed with the Florida Department of State.


Corporate Creations International Inc.
941 Fourth Street #200
Miami Beach, FL 33139
(305) 672-0686

                                                      Copyright (C) 1993-2000 CC

H01000014038

ARTICLE 9

The Articles of Merger comply with and were executed in accordance with the laws of each party's applicable jurisdiction.


Optima Global Corporation

By:      /s/ Andreas M. Kelly
Name:    Andreas M. Kelly
Title:   Assistant Secretary



Optima Global Corporation

By:      /s/ Andreas M. Kelly
Name:    Andreas M. Kelly
Title:   Assistant Secretary



Corporate Creations International Inc.
941 Fourth Street #200
Miami Beach, FL 33139
(305) 672-0686

                                                      Copyright (C) 1993-2000 CC

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 10:12 AM 02/05/2001
                                                           010057021 - 3237078


                                STATE OF DELAWARE
                            CERTIFICATE OF MERGER OF
                            DOMESTIC CORPORATION AND
                               FOREIGN CORPORATION


Pursuant to Title 8, Section 252 (c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of the surviving corporation is: Optima Global Corporation a Delaware corporation and the name of the corporation being merged into this surviving corporation is:
               Optima Global Corporation a(n) Florida corporation.

SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations.

THIRD: The name of the surviving corporation is: Optima Global Corporation ,a Delaware corporation

FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

FIFTH: The authorized stock and par value of the non-Delaware company is: 50,000,000 shares of common stock, par value $.0001 per share

SIXTH:         The merger is to become effective on February 2, 2001

SEVENTH: The Agreement of Merger is on file at 205 Worth Avenue Suite 201 Worth Avenue Building Palm Beach Florida 33480, the place of business of the surviving corporation.

EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request without cost, to any stockholder of the constituent corporations.

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, on February 2, 2001.


/s/ J. Paul Hines

Print Name:   J. Paul Hines
Print Title:  President
A.M. Kelly as attorney in fact for:

                  STATE OF DELAWARE
                 SECRETARY OF STATE
              DIVISION OF CORPORATIONS
              FILED 9:00 AM 11/27/2002
                 050751994 - 3237078


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

FIRST: The Board of Directors of Optima Global Corporation adopted the following resolution setting forth a proposed amendment of this corporation's Certificate of Incorporation:

RESOLVED, that the text of the Article numbered 1 of the Certificate of Incorporation of the corporation shall be deleted and replace with the following:

The Name of the corporation is Take-4, Inc.

SECOND: Pursuant to the resolution of the Board of Directors, the stockholders of this corporation voted in favor of the amendment at a special meeting of stockholders at which the necessary number of shares required by statute voted in favor of the amendment.

THIRD: The amendment set forth in the Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 if the Delaware General Corporation Law.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed by the undersigned authorized officer of this corporation on the date shown below.

Optima Global Corporation

By:      /s/ J. Paul Hines
Name:    J. Paul Hines
Title:   President
Date:    November 20, 2002

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                        FILED 1:52 PM 10/29/2003
                                                        SRV 030694765 - 3237078


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

FIRST: The Board of Directors of Take-4, Inc. adopted the following resolution setting forth a proposed amendment of this corporation's Certificate of
Incorporation:

RESOLVED, that the text of the Article numbered 1 of the Certificate of Incorporation of the corporation shall be deleted and replace with the following:

The Name of this Delaware corporation is Yukon Gold Corporation, Inc.



SECOND: Pursuant to the resolution of the Board of Directors, the stockholders of this corporation voted in favor of the amendment at a special meeting of stockholders at which the necessary number of shares required by statute voted in favor of the amendment.

THIRD: The amendment set forth in the Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 if the Delaware General Corporation Law.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed by the undersigned authorized officer of this corporation on the date shown below.


Take-4, Inc.

By:      s/s J. Paul Hines
Name:    J. Paul Hines
Title:   President
Date:    October 27, 2003